BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
----------------------------------------------------------------------------------------------------------------------
AZIMUTH SALES LTD.                                                  CAYMAN ISLANDS             100%
BAKER CANADA HOLDING, INC.                                          DELAWARE                    (1)
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes (Canada) Holding Company, Inc.                       Alberta                                    100%
 ..Baker Hughes Canada Inc.                                          Alberta                                    100%
 ....Baker Hughes Industrial Chile Limitada                          Chile                                       (2)
 ....Baker Hughes INTEQ                                              Operating Division                         ---
 ....Baker Hughes Mining Tools                                       Operating Division                         ---
 ....Baker Hughes Wyoming LLC                                        Wyoming                                     (3)
 ....Baker Industrial Chemicals                                      Operating Division                         ---
 ....Baker Oil Tools Canada                                          Operating Division                         ---
 ....Baker Petrolite                                                 Operating Division                         ---
 ....Bird Machine of Canada                                          Operating Division                         ---
 ....Canada Intermediates/Aquaness                                   Trade Name                                 ---
 ....Centrilift Canada                                               Operating Division                         ---
 ....Christensen Diamond Products del Peru S.A.                      Peru                                       100%
 ....Eimco Fluid Process International                               Operating Division                         ---
 ....Eimco Process Equipment                                         Operating Division                         ---
 ....Ramsey Comercio Industria Ltd.                                  Brazil                                      (4)
----------------------------------------------------------------------------------------------------------------------
BAKER HUGHES AUSTRALIA HOLDING, INC.                                DELAWARE                    (5)
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes Australia Pty. Limited                               Australia                                   (6)
 ....Baker Hughes New Zealand                                        Registered Branch                          ---
 ....BHA Superannuation (Nominees) Pty. Limited                      Australia                                  100%
 ....Baker Hughes INTEQ                                              Operating Division                         ---
 ....Baker Hughes Mining Tools of Australia                          Operating Division                         ---
 ....Baker Hughes Solutions                                          Operating Division                         ---
 ....Baker Oil Tools Australia                                       Operating Division                         ---
 ....Centrilift-Australia                                            Operating Division                         ---
 ....Eastman Christensen Australia Pty. Limited                      Australia                                  100%

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ....Hughes Christensen                                              Operating Division                         ---
 ....Teleco Oilfield Services Pty. Ltd.                              Western Australia                          100%
 ..Baker Hughes PNG Pty. Ltd.                                        New Guinea                                  (7)
----------------------------------------------------------------------------------------------------------------------
BAKER HUGHES DO BRASIL LTDA.                                        BRAZIL                      (8)
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes Mining Brazil                                        Operating Division                         ---
 ..Baker Oil Tools Brazil                                            Operating Division                         ---
 ..Bird Machine Brazil                                               Operating Division                         ---
 ..Centrilift Brazil                                                 Operating Division                         ---
 ..EIMCO Brazil                                                      Operating Division                         ---
 ..Hughes Tool do Brazil                                             Operating Division                         ---
----------------------------------------------------------------------------------------------------------------------
BAKER HUGHES EQUIPAMENTOS LTDA.                                     BRAZIL                      (9)
BAKER HUGHES FINANCE, INC.                                          DELAWARE                   100%
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes French Actions Co.                                   Delaware                                   (10)
 ..Baker Hughes France S.A.                                          France                                     100%
 ....Baker International S.A.                                        France                                     100%
 ....Baker Hughes INTEQ-France S.A.                                  France                                     100%
 ......Baker Hughes INTEQ Congo S.A.R.L.                             Congo                                      100%
 ......Baker Hughes INTEQ Gabon S.A.                                 Gabon                                      (11)
 ......Baker Hughes Nigeria Limited                                  Nigeria                                    100%
 ......CECA, U.A.E.                                                  Abu Dhabi                                  100%
 ......CKS Espanola S.A.                                             Spain                                      (12)
 ......Hughes Christensen France                                     Operating Division                         ---
 ......Malaysia Mud and Chemicals Sdn. Bhd.                          Malaysia                                   (13)
 ....Eimco Wemco S.A.                                                France                                     100%
 ..Baker Hughes FSC Inc.                                             Barbados                                   100%
 ..JDI International Leasing, Inc.                                   Delaware                                   100%

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
----------------------------------------------------------------------------------------------------------------------
BAKER HUGHES HOLDING COMPANY                                        DELAWARE                   100%
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes Argentina, S.A.                                      Argentina                                  (14)
 ....Centrilift/Kobe                                                 Operating Division                         ---
 ....Hughes Christensen                                              Operating Division                         ---
 ....Hughes Tool Company Chile Ltda.                                 Chile                                      (15)
 ....Lufkin Argentina S.A.                                           Argentina                                  100%
 ..Baker Hughes Oilfield Operations, Inc.                            California                                 100%
 ....Baker Eastern S.A.                                              Panama                                     100%
 ......Baker Hughes INTEQ                                            Operating Division                         ---
 ......Baker Oil Tools                                               Operating Division                         ---
 ......Baker Nigeria Ltd.                                            Nigeria                                    (16)
 ....Baker Far East Ltd.                                             Bermuda                                    100%
 ....Baker Hughes International Holdings, Inc.                       Delaware                                   (17)
 ......Baker Hughes Indonesia Co.                                    Delaware                                   (18)
 .........P.T. Eastman Christensen Indonesia                         Indonesia                                  (19)
 .........Tri-State Oil Tool S.A.                                    Panama                                     100%
 ......Baker Hughes Nederland Holdings B.V.                          The Netherlands                            100%
 ........Baker Hughes Denmark A/S                                    Denmark                                    100%
 ..........Baker Hughes INTEQ                                        Operating Division                         ---
 ..........Baker Oil Tools Denmark                                   Operating Division                         ---
 ........Baker Hughes INTEQ Cameroon                                 Cameroon                                   100%
 ..........Baker Service Tools B.V.                                  The Netherlands                            100%
 ............Centrilift Netherlands                                  Operating Division                         ---
 ........Baker Hughes INTEQ                                          Operating Division                         ---
 ........Baker Hughes INTEQ (China) Limited                          Guernsey                                   100%
 ........Baker Oil Tools                                             Operating Division                         ---
 ........Baker Performance Chemicals                                 Operating Division                         ---

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ........Ferranti Eastman Survey GmbH                                Switzerland                                (20)
 ........Hughes Christensen Co. Holland                              Operating Division                         ---
 ........Tracor Europa B.V.                                          The Netherlands                            100%
 ..........Tracor Europa N.V.                                        Belgium                                    (21)
 ..........Tracor France S.A.R.L.                                    France                                     100%
 ......Baker Hughes Limited                                          England                                    100%
 ........Baker Hughes INTEQ                                          Operating Division                         ---
 ........Baker Hughes Process Systems                                Operating Division                         ---
 ........Baker Oil Tools U.K.                                        Operating Division                         ---
 ........Baker Petrolite                                             Operating Division                         ---
 ........Aquaness                                                    Assumed Name                               ---
 ..........Centrilift U.K.                                           Operating Division                         ---
 ........Eimco/Wemco G.B.                                            Operating Division                         ---
 ........Hughes Christensen                                          Operating Division                         ---
 ........BFCC Ltd.                                                   England                                    100%
 ........Baker Hughes (BJ) Limited                                   Scotland                                   100%
 ........Baker Hughes (U.K.) Limited                                 England                                    100%
 ..........Drilex (U.K.) Ltd.                                        England                                    100%
 ............Drilex Systems Ltd.                                     Scotland                                   100%
 ............Drilex Overseas Corporation Limited                     Bahamas                                    100%
 ..........Vortoil Separation Systems Limited                        England                                    100%
 ........Baker Oil Tools (UK) Limited                                England                                    100%
 ........Baker Production Services (UK) Limited                      England                                    100%
 ........Eastman Christensen de Espana, S.A.                         Spain                                      100%
 ........Eimco Process Equipment Limited                             England                                    100%
 ........Hughes Tool Company Limited                                 England                                    100%
 ........Lombard Baker Leasing Co.                                   England Partnership                        (22)
 ........Technical Oilfield Services Ltd.                            England                                    100%
 ........Tri-State Oil Tool (U.K.) Limited                           England                                    100%

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ......Baker Hughes (Malaysia) Sdn. Bhd.                             Malaysia                                   100%
 ........Baker (Malaysia) Sdn. Bhd.                                  Malaysia                                   (23)
 ..........Baker Hughes INTEQ (M) Sdn. Bhd.                          Malaysia                                   (24)
 .............Baker Oil Tools Malaysia                               Operating Division                         ---
 ....Baker Hughes (C.I.) Ltd.                                        Cayman Islands                             100%
 ......Baker Hughes EHO Ltd.                                         Bermuda                                    (25)
 ........Baker Hughes Asia Limited                                   Bermuda                                    100%
 ........EXLOG Egypt                                                 Operating Division                         ---
 ........Milchem International (Nigeria) Ltd.                        Nigeria                                    100%
 ........Milpark Kuwait for Drilling Fluids Company                  Kuwait                                     (26)
 ........Milchem Libya Co. Ltd.                                      Libya                                      (27)
 ........P. T. Milchem Indonesia                                     Indonesia                                  (28)
 .......Baker Hughes Singapore Pte.                                  Singapore                                  (29)
 .........Baker Hughes INTEQ                                         Operating Division                         ---
 .........Baker Hughes Process Systems                               Operating Division                         ---
 .........Baker Hughes Solutions                                     Operating Division                         ---
 .........Baker Oil Tools Asia Pacific                               Operating Division                         ---
 .........Bird Machine                                               Operating Division                         ---
 .........Eimco Process Equipment                                    Operating Division                         ---
 .........Hughes Christensen (Singapore)                             Operating Division                         ---
 .........Yangon Branch (Myanamar)                                   Registered Branch                          ---
 ....Baker Hughes de Mexico, S. de R.L. de C.V.                      Mexico                                     (30)
 ......Baker Hughes INTEQ                                            Operating Division                         ---
 ......Baker Oil Tools                                               Operating Division                         ---
 ......Centrilift                                                    Operating Division                         ---
 ......Hughes Christensen Company                                    Operating Division                         ---
 ......Baker Hughes Services de Mexico S.A. de C.V.                  Mexico                                     (31)

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ....Baker Hughes Drilling Systems (Bolivia) Ltda.                   Bolivia                                    100%
 ....Baker Hughes Immobilaria                                        Mexico                                     (32)
 ....Baker Hughes INTEQ                                              Operating Division                         ---
 ....Baker Hughes International Branches, Inc.                       Delaware                                   100%
 ......Baker Hughes de Colombia                                      Registered Branch                          ---
 ......Baker Hughes de Ecuador                                       Registered Branch                          ---
 ......Baker Hughes INTEQ - Brunei                                   Registered Branch                          ---
 ......Baker Hughes INTEQ - Dubai                                    Registered Branch                          ---
 ......Baker Hughes INTEQ International Branches - Thailand          Registered Branch                          ---
 ......Baker Hughes INTEQ - Trinidad & Tobago                        Registered Branch                          ---
 ......Baker Hughes International Branches Inc., Sucursal Bolivia    Registered Branch                          ---
 ......Baker Oil Tools - Trinidad & Tobago                           Registered Branch                          ---
 ......Baker Performance Chemicals - Trinidad & Tobago               Operating Division                         --
 ......Baker Hughes Zambia                                           Registered Branch                          ---
 ....Baker Hughes S.A.                                               Venezuela                                  100%
 ....Baker Hughes Mining Tools Peru, S.A.                            Peru                                       100%
 ....Baker Hughes Norge A/S                                          Norway                                     100%
 ......Baker Hughes INTEQ                                            Operating Division                         ---
 ......Baker Oil Tools                                               Operating Division                         ---
 ......Centrilift                                                    Operating Division                         ---
 ......Hughes Christensen Norway                                     Operating Division                         ---
 ....Baker Hughes Services International, Inc.                       Delaware                                   100%
 ......Baker Hughes Azerbaijan                                       Operating Division                         ---
 ....Baker Hughes S.p.A.                                             Italy                                      (33)
 ......Baker Hughes INTEQ                                            Operating Division                         ---
 ......Baker Oil Tools                                               Operating Division                         ---
 ......Eimco                                                         Operating Division                         ---
 ......Hughes Christensen                                            Operating Division                         ---

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ....Baker Hughes Thailand Co., Ltd.                                 Thailand                                   100%
 ....Baker International Cote D'Ivoire S.A.R.L.                      Ivory Coast                                (34)
 ....Baker Oil Tools                                                 Operating Division                         ---
 ......Baker Oil Tools Surface Safety Systems Company                D/B/A                                      ---
 ....Baker Oil Tools (Brunei) Sdn. Bhd.                              Brunei                                     (35)
 ....Baker Performance Chemicals Incorporated                        California                                 100%
 ......Alamex, Inc.                                                  Delaware                                   100%
 ......Aquaness Chemicals                                            Operating Division                         ---
 ......Baker Quimicas de Venezuela S.A.                              Venezuela                                  100%
 ......Baker Performance Technologies                                Operating Division                         ---
 ......Baker Pipeline Products                                       Operating Division                         ---
 ......Baker Industrial Chemicals                                    Operating Division                         ---
 ......Magna Herbicide                                               D/B/A                                      ---
 ......Magna International Limited                                   Bermuda                                    100%
 ......Oreprep                                                       D/B/A                                      ---
 ......P.T. Elnusa Chemlink                                          Indonesia                                  (36)
 ......South Kern Industrial Partnership                             California Partnership                     (37)
 ....Baker Production Services, Inc.                                 Texas                                      100%
 ......BHT Products                                                  Texas Partnership                          (38)
 ....Baker Production Services (Bermuda) Ltd.                        Bermuda                                    100%
 ....Baker Production Technology International Inc.                  Nevada                                     100%
 ......Baker Hughes (Deutschland) Holding GmbH                       Germany                                    100%
 ........Baker Hughes (Deutschland) GmbH                             Germany                                    100%
 ..........Baker Oil Tools Germany                                   Operating Division                         ---
 ..........Baker Petrolite Germany                                   Operating Division                         ---
 ..........Centrilift Germany                                        Operating Division                         ---
 ..........Eimco                                                     Operating Division                         ---
 ........Baker Hughes INTEQ GmbH                                     Germany                                    100%

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ..........Gummiwerk Christensen-Netzsch GmbH                        Germany                                    (39)
 ..........Hughes Christensen                                        Operating Division                         ---
 ......Lynes International Services Inc.                             Panama                                     100%
 ....Baker Quimica de Colombia S.A.                                  Colombia                                   (40)
 ......Eimco-Wemco de Colombia S.A.                                  Colombia                                   (41)
 ....Baker Real Estate                                               Operating Division                         ---
 ....Baker RTC International Ltd.                                    Bermuda                                    (42)
 ....Baker Sand Control Services Pte. Ltd.                           Singapore                                  100%
 ....Baker Sand Control Servicios Tecnicos, Ltda.                    Brazil                                     (43)
 ....Baker Transworld, Inc. y Compania Limitada Chile                Chile                                      (44)
 ....Bakerline Services Ltd.                                         Cayman Islands                             100%
 ....CCIP Security Association, Inc.                                 Texas                                      100%
 ....Centrilift-U.S.                                                 Operating Division                         ---
 ......Baker Hughes Production Services                              Operating Division                         ---
 ......Field Management Systems                                      Operating Division                         ---
 ....Centrilift-Peru                                                 Operating Division                         ---
 ....Christensen-Netzsch Rubber, Inc.                                Oklahoma                                   (45)
 ....Christensen Gulf Services Limited Liability Company             Dubai                                      (46)
 ....ChuanShi Christensen Diamond Bit Company, Ltd.                  China                                      (47)
 ....Clays Pump Service                                              Operating Division                         ---
 ....Eastman Whipstock (Cameroon) S.A.R.L.                           Cameroon                                   100%
 ....Eisenman Chemical Company                                       Delaware                                   100%
 ....EXLOG (A.G.) Limited                                            Jersey                                     100%
 ....EXLOG International, Inc.                                       Panama                                     100%
 ......PT Sarana Indonesia                                           Operating Division                         ---
 ....EXLOG (Malaysia) Sdn. Bhd.                                      Malaysia                                   100%
 ......PT Sarana Indonesia                                           Operating Division                         ---
 ....EXLOG Overseas, Inc.                                            Panama                                     100%

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ....EXLOG S.A.                                                      Nevada                                     100%
 ....EXLOG de Venezuela S.A.                                         Venezuela                                  100%
 ....Exploration Logging Arabian Gulf Limited                        Jersey                                     (48)
 ....Exploration Logging Espanola S.A.                               Spain                                      100%
 ....Holtex, Inc.                                                    Delaware                                   100%
 ....Hughes Christensen                                              Operating Division                         ---
 ......Hughes MPD                                                    Operating Division                         ---
 ......Baker Hughes Mining Tools                                     Operating Division                         ---
 ....Hughes Services Middle East Company                             Delaware                                   100%
 ....Hughes Tool (C.I.) Ltd.                                         Cayman Islands                             100%
 ......Abunayyan-Hughes Tool S.A. Ltd. Co.                           Saudi Arabia                               (49)
 ....International Mud Services Inc.                                 Panama                                     100%
 ....Lynes, Inc.                                                     Texas                                      100%
 ....Milchem Gabon S.A.R.L.                                          Gabon                                      100%
 ....Milpark de Venezuela, S.A.                                      Venezuela                                  100%
 ......Milpark Caribe, C.A.                                          Venezuela                                  100%
 ....Milpark Western Hemisphere Incorporated                         Delaware                                   100%
 ....Plumayen Holdings Inc.                                          Panama                                     100%
 .......Plumayen do Brazil Ltda.                                     Brazil                                     100%
 ....Productos Industriales Mineros S.A. (Prima)                     Colombia                                   100%
 .......E.P.E.C.-Colombia Prima                                      Operating Division                         ---
 ....Productos Centrilift S.A.                                       Venezuela                                  100%
 ....Pump-Teq                                                        Operating Division                         ---
 ....Reed Rock do Brazil Industrial Ltda.                            Brazil                                     (50)
 ....Servicios Y Herramientas Petroleras S.A. de C.V.                Mexico                                     (51)
 .......Baker Hughes Immobiliaria                                    Mexico                                     100%
 ....Supply Products                                                 Operating Division                         ---
 ....Teleco Inc.                                                     Delaware                                   100%

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ....Teleco Oilfield Services International Ltd.                     Cayman Islands                             100%
 .......Teleco Oilfield Services Offshore Ltd.                       Cayman Islands                             100%
 ....Teleco Oilfield Services Sdn. Bhd.                              Malaysia                                   (52)
 ....TOTCO de Venezuela C.A.                                         Venezuela                                  100%
 ....Tri-State Oil Tool (Egypt) S.A.                                 Panama                                     100%
 ....Tri-State Oil Tool (M) Sdn. Bhd.                                Malaysia                                   (53)
 ....Tri-State Oil Tool (Thailand) Ltd.                              Cayman Islands                             100%
 ..Baker Hughes Ventures, Inc.                                       Delaware                                   100%
 ....Baker Hughes Vietnam Limited                                    Vietnam                                    100%
 ..BH Russia Operations, Inc.                                        Delaware                                   100%
 ..Eimco Sweden AB                                                   Sweden                                     100%
 ..Camcor-Chem, Inc.                                                 Delaware                                   100%
 ..EVT Holdings, Inc.                                                Delaware                                   100%
 ....Baker Hughes Process Equipment Company                          Operating Division                         ---
 ....Baker Hughes Process Systems, Inc.                              Delaware                                   100%
 ......Bird Municipal Company                                        Operating Division                         ---
 ......Eimco Municipal Company                                       Operating Division                         ---
 ....Baker International Limited                                     England                                    100%
 ....Eimco Process Equipment Company                                 Operating Division                         ---
 ..Milchem Venezuela Corporation                                     Delaware                                   100%
 ....Milchem Venezuela Corporation, C.A.                             Venezuela                                  100%
 ..Tri-State Oil Tools Company                                       Texas                                      100%
----------------------------------------------------------------------------------------------------------------------
BAKER HUGHES INTEQ SDN. BHD.                                        BRUNEI                     (54)
BAKER HUGHES RO, INC.                                               DELAWARE                   100%
BAKER HUGHES RUSSIA, INC.                                           DELAWARE                   100%
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes (Cyprus) Limited                                     Cyprus                                     100%
 ....Baker Hughes JSC                                                Russia                                     100%
 ......Centrilift                                                    Operating Division                         ---

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ....Baker Hughes Kazakhstan Ltd.                                    Republic of Kazakhstan                     100%
----------------------------------------------------------------------------------------------------------------------
BAKER HUGHES WORLD TRADE, INC.                                      DELAWARE                   100%
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes South Africa (Proprietary) Ltd.                      South Africa                               100%
 ....Baker Hughes Mining Tools (Proprietary) Limited                 South Africa                               100%
 ....Reminto (Proprietary) Limited                                   South Africa                               100%
 ..Hughes Christensen South Africa (Proprietary) Limited             South Africa                               (55)
----------------------------------------------------------------------------------------------------------------------
BAKER INTERNATIONAL (ESPANA), S.A.                                  SPAIN                      100%
BAKER OIL TOOLS (ESPANA) S.A.                                       SPAIN                      100%
BIRD MACHINE COMPANY, INC.                                          DELAWARE                   100%
----------------------------------------------------------------------------------------------------------------------
 ..Humboldt Decanter, Inc.                                           Georgia                                    100%
 ..R & B Filtration Systems, Inc.                                    Georgia                                    100%
----------------------------------------------------------------------------------------------------------------------
BIRD MACHINE INTERNATIONAL, INC.                                    MASSACHUSETTS              100%
BW-HUGHES TOOL STOCK CORPORATION                                    DELAWARE                   100%
CHRISTENSEN SAUDI ARABIA LIMITED                                    SAUDI ARABIA               (56)
CTC INTERNATIONAL CORPORATION                                       TEXAS                      100%
----------------------------------------------------------------------------------------------------------------------
 ..Completion Technology Center, Inc.                                Texas                                      100%
 ..CTC Overseas, Inc.                                                Texas                                      100%
----------------------------------------------------------------------------------------------------------------------
DRILEX INTERNATIONAL INC.                                           DELAWARE                   100%
----------------------------------------------------------------------------------------------------------------------
 ..Cobb Directional Drilling Company L.L.C.                          Delaware                                   100%
 ..Drilex Systems, Inc.                                              Texas                                      100%
 ....Drilex Systems S.A.                                             Venezuela                                  100%
 ....Drilex Systems Canada Inc.                                      Canada                                     100%
 ....Sharewell Inc.                                                  Delaware                                   100%
 ......Sharewell Horizontal Systems Ltd.                             England                                    100%
 ......Sharewell (Far East) Ltd.                                     Hong Kong                                  (57)
 ......Sharewell Drilling Technologies, Inc.                         Singapore                                  (58)

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ........Sharewell Australia Pty. Ltd.                               Australia                                  100%
----------------------------------------------------------------------------------------------------------------------
OIL BASE DE VENEZUELA, C.A.                                         VENEZUELA                  100%
WM. S BARNICKEL & COMPANY                                           MISSOURI                   100%
----------------------------------------------------------------------------------------------------------------------
 ..Baker Hughes Investment Company                                   Delaware                                   100%
 ..Baker Petrolite Corporation                                       Delaware                                   100%
 ....AB Engineering, Inc.                                            Delaware                                   100%
 ....Baker Petrolite Iberica, S.A.                                   Spain                                      100%
 ....Bareco Wax Company                                              Oklahoma                                   100%
 ....Be Square Oil Company                                           Oklahoma                                   100%
 ....Ecuatornia de Petroquimicos Petrolite S.A.                      Ecuador                                    (59)
 ....Petrolite Canada Inc.                                           Canada                                     100%
 ....Petrolite France S.A.                                           France                                     100%
 ......Luzzato & Figlio (France) S.A.                                France                                     (60)
 ....Petrolite GmbH                                                  Germany                                    100%
 ....Petrolite Holdings, Inc.                                        Delaware                                   100%
 ....Petrolite International Corporation                             Delaware                                   100%
 ......Petrolite International Sales Corporation                     Virgin Islands                             100%
 ....Petrolite Limited                                               England                                    100%
 ......Petroite Handelsgesellschaft mbH                              Austria                                    100%
 ......Petrolite Italiana S.p.A.                                     Italy                                      100%
 ....Perolite (Malaysia) Sdn Bhd                                     Malaysia                                   100%
 ....Petrolite Nederland B.V.                                        The Netherlands                            100%
 ....Petrolite Norge A/S                                             Norway                                     100%
 ....Petrolite Pacific Pte. Ltd.                                     Singapore                                  100%
 ....Petrolite Saudi Arabia Limited                                  Saudi Arabia                               (61)
 ....Petrolite Suramericana S.A.                                     Venezuela                                  100%
 ....Petrolite Trinidad, Inc.                                        Missouri                                   100%

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
 ....Petrolite Wax Partner Company                                   Delaware                                   100%
 ......Bareco Products                                               South Carolina                             (62)
 ........Bareco International Sales Corp.                            Virgin Islands                             100%
 ....P. T. Petrolite Indonesia Pratama                               Indonesia                                  (63)
 ....South America Petrolite Corporation                             Delaware                                   100%
 ......Petrolite de Mexico S.A. de C.V.                              Mexico                                     (64)
 ....Toyo-Petrolite Company Ltd.                                     Japanese                                   (65)
 ....Tretolite Pty. Limited                                          Australia                                  100%








The Exhibit 21 represents ownership of Baker Hughes Incorporated and its subsidiaries. Should a subsidiary be owned by more than one Baker company, it will be listed under one of the Baker companies owning shares with a footnote designation in the "Percentage Owned" column. The footnotes reference the name of the shareholders and the percentage held by each.

BAKER HUGHES INCORPORATED - EXHIBIT 21                        Effective 9/30/97


======================================================================================================================
                                                                                            PERCENTAGE      PERCENTAGE
                                                                    JURISDICTION OR         OWNED BY        OWNED BY
    NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                       ORGANIZATION            REGISTRANT      SUBSIDIARY
======================================================================================================================
                                    I N D E X

Baker Hughes (Malaysia) Sdn. Bhd. and subsidiaries                    Page 5
Baker Canada Holding, Inc. and subsidiaries                           Page 1
Baker Eastern S.A. and subsidiaries                                   Page 3
Baker Hughes (Deutschland) Holding GmbH and subsidiaries              Page 7
Baker Hughes Australia Holding, Inc. and subsidiaries                 Page 1
Baker Hughes Equipamentos Ltda. and subsidiaries                      Page 2
Baker Hughes Finance, Inc. and subsidiaries                           Page 2
Baker Hughes French Actions Co.                                       Page 2
Baker Hughes Holding Company and subsidiaries                         Pages 3-10
Baker Hughes Indonesia Co. and subsidiaries                           Page 3
Baker Hughes International Branches, Inc. and subsidiaries            Page 6
Baker Hughes International Holdings, Inc.                             Pages 3-4
Baker Hughes Nederland Holdings B.V. and subsidiaries                 Page 5
Baker Hughes Norge A/S and subsidiaries                               Page 6
Baker Hughes Oilfield Operations, Inc. and subsidiaries               Pages 3-10
Baker Hughes Russia, Inc. and subsidiaries                            Page 10
Baker Hughes S.p.A. and subsidiaries                                  Page 6
Baker Hughes Singapore Pte. and subsidiaries                          Page 5
Baker Hughes UK Ltd. and subsidiaries                                 Pages 3-4
Baker Performance Chemicals Incorporated and subsidiaries             Pages 7
Baker Petrolite Corporation and subsidiaries                          Pages 12-13
Baker Production Technology International, Inc. and subsidiaries      Page 7
Drilex International Inc.                                             Pages 11-12
EVT Holdings, Inc. and subsidiaries                                   Page 10
Lynes, Inc.                                                           Page 9

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (1)       Baker Canada Holding, Inc.                                Baker Hughes Incorporated - 18%
                                                                      Baker Hughes International Branches, Inc. - 12%
                                                                      Baker Hughes Oilfield Operations, Inc. - 25%
                                                                      Baker Hughes USA, Inc. - 3%
                                                                      Baker Performance Chemicals Incorporated - 7%
                                                                      EVT Holdings, Inc. - 7%
                                                                      Lynes, Inc. - 28%

  (2)       Baker Hughes Industrial Chile Limitada                    Baker Hughes Canada Inc. - .5%
                                                                      EVT Holdings, Inc. - 99.5%

  (3)       Baker Hughes Wyoming LLC                                  Baker Hughes Canada Inc. - 99%
                                                                      Baker Hughes Oilfield Operations, Inc. - 1%

  (4)       Ramsey Comercio Industria Ltd.                            Baker Hughes Canada Inc. - 50%
                                                                      Baker Hughes World Trade, Inc. - 50%

  (5)       Baker Hughes Australia Holding, Inc.                      Baker Hughes Incorporated - 5.07%
                                                                      Baker Hughes International Holdings, Inc. - 6.73%
                                                                      Baker Hughes Oilfield Operations, Inc. - 61.68%
                                                                      Baker Hughes World Trade, Inc. - 6.84%
                                                                      Baker Production Technology International, Inc. - 11.58%
                                                                      EVT Holdings, Inc. - 8.10%

  (6)       Baker Hughes Australia Pty. Limited                       Baker Hughes Australia Holding, Inc. - 99.9%
                                                                      Peter Boesenberg - .1%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (7)       Baker Hughes PNG Pty. Ltd.                                Baker Hughes Australia Holding, Inc. - 99.9%
                                                                      Gabow Nominees Pty. Ltd. - .1%

  (8)       Baker Hughes do Brasil Ltda.                              Baker Hughes Incorporated - 99%
                                                                      EVT Holdings, Inc. - 1%

  (9)       Baker Hughes Equipamentos Ltda.                           Baker Hughes Incorporated - 99%
                                                                      EXLOG S.A. - 1%

  (10)      Baker Hughes French Actions Co.                           Baker Hughes Finance, Inc. - 12.02%
                                                                      Baker Hughes International Holdings, Inc. - 15.01%
                                                                      Baker Hughes Oilfield Operations, Inc. - 72.97%

  (11)      Baker Hughes INTEQ Gabon S.A.                             Baker Hughes INTEQ-France S.A. 1%
                                                                      Baker International S.A. - 87%
                                                                      Baker Hughes Oilfield Operations, Inc. - 2%
                                                                      Gabonese Government - 10%

  (12)      CKS Espanola S.A.                                         Baker Hughes INTEQ France S.A. - 80%
                                                                      Non Baker Hughes ownership - 20%

  (13)      Malaysia Mud and Chemicals Sdn. Bhd.                      Baker Hughes INTEQ France S.A. - 28%
                                                                      Delcomm Sdn. Bhd. - 32%
                                                                      Sabahebat Sdn. Bhd. - 40%

  (14)      Baker Hughes Argentina, S.A.                              Baker Hughes Holding Company - 99.9%
                                                                      EXLOG S.A. - .1%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (15)      Hughes Tool Company Chile Ltda.                           Baker Hughes Argentina S.A. - 95%
                                                                      Cuatro de Mayo Saagi - 5%

  (16)      Baker Nigeria Ltd.                                        Baker Eastern S.A. (Panama Company) - 1%
                                                                      Baker Hughes Oilfield Operations, Inc. - 59%
                                                                      Nigerian National Petroleum Corporation - 35%
                                                                      Baker Nigeria Ltd. Employees - 5%

  (17)      Baker Hughes International Holdings, Inc.                 Baker Hughes Oilfield Operations, Inc. - 88.09%
                                                                      EVT Holdings, Inc. - 11.91%

  (18)      Baker Hughes Indonesia Co.                                Baker Hughes Oilfield Operations, Inc. - 88.09%
                                                                      Baker Hughes International Holdings, Inc. - 11.91%

  (19)      P.T. Eastman Christensen Indonesia                        Baker Hughes Indonesia Co. owns rights in agreement with
                                                                      Lucidna Widjaya 20% owner, Toto Setio Utomo 5%, and Rayanusin
                                                                      Widjaya 75% owner, local agents

  (20)      Ferranti Eastman Survey GmbH                              Baker Hughes Nederland B.V. - 49%
                                                                      Ferranti Eastman Survey GmbH - 51%

  (21)      Tracor Europa N.V.                                        Baker Hughes Nederland B.V. - 95%
                                                                      Tracor Europa B.V. - 5%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (22)      Lombard Baker Leasing Co.                                 Eimco Process Equipment Ltd. - 8%
                                                                      Baker Hughes (U.K.) Ltd. - 41%
                                                                      Lombard North Central Leasing Ltd. - 44.46%
                                                                      Goldman Sachs International Corp. - 4.90%
                                                                      Goldman Sachs Limited - 1.64%

  (23)      Baker (Malaysia) Sdn. Bhd.                                Richard Jones - .02%
                                                                      Baker Hughes (Malaysia) Sdn. Bhd. - 49%
                                                                      Potensi Serakan Sdn. Bhd. - 51%

  (24)      Baker Hughes INTEQ (M) Sdn. Bhd.                          Baker Hughes (Malaysia) Sdn. Bhd. - 49%
                                                                      Tunku Shahabuddin B.T.B. Burhanuddin - 51%

  (25)      Baker Hughes EHO Ltd.                                     Baker Hughes (C.I.) Ltd. - 1%
                                                                      Hughes Tool (C.I.) Ltd. - 99%
                                                                      Baker Hughes Oilfield Operations, Inc. - less than 1%

  (26)      Milpark Kuwait for Drilling Fluids Company                Baker Hughes EHO Ltd. - 49%
                                                                      Badr Nasir Hamad Al Falah - 3%
                                                                      Jamal Nasir Hamad Al Falah - 3%
                                                                      Exim Trading Company - 45%

  (27)      Milchem Libya Co., Ltd.                                   Baker Hughes EHO Ltd. - 49%
                                                                      Non Baker Hughes ownership - 51%

  (28)      P.T. Milchem Indonesia                                    Baker Hughes EHO Ltd. 75%
                                                                      Non Baker Hughes ownership 25%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (29)      Baker Hughes Singapore Pte.                               Hughes Tool (C.I.) Ltd. - 99%
                                                                      Baker Hughes (C.I.) Ltd. - 1%

  (30)      Baker Hughes de Mexico, S. de R.L. de C.V.                Baker Hughes Oilfield Operations, Inc. - 96.1%
                                                                      Baker Hughes Holding Company - 3.99%

  (31)      Baker Hughes Services de Mexico S.A. de C.V.              Baker Hughes Oilfield Operations, Inc. - 99%
                                                                      Baker Hughes de Mexico, S. de R.L. de C.V. - 1%

  (32)      Baker Hughes Immobiliaria                                 Servicios y Herramientas Petroleras S.A. de C.V. - 98%
                                                                      Baker Hughes Oilfield Operations, Inc. - 2%

  (33)      Baker Hughes S.p.A.                                       Baker Hughes Oilfield Operations, Inc. - 99.9%
                                                                      Baker Hughes Incorporated - .1%

  (34)      Baker International Cote D' Ivoire S.a.r.l.               Baker Hughes Oilfield Operations, Inc. - 99.5%
                                                                      Baker Hughes International Holdings, Inc. - .5%

  (35)      Baker Oil Tools (Brunei) Sdn. Bhd.                        Baker Hughes Oilfield Operations, Inc. - 50%
                                                                      Yam Pengiran Indera Setia Diraja Pengiran Anak ID - 50%

  (36)      P.T. Elnusa Chemlink                                      Baker Performance Chemicals Incorporated - 49%
                                                                      P.T. Elektronika Nusantara - 51%

  (37)      South Kern Industrial Partnership                         Baker Performance Chemicals Incorporated - 80%
                                                                      South Lake Corporation - 20%

  (38)      BHT Products                                              Baker Production Services, Inc. - 50%
                                                                      Camcor-Chem, Inc. - 50%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (39)      Gummiwerk Christensen-Netzsch GmbH                        Baker Hughes INTEQ GmbH - 50%
                                                                      Netzsch Mohnopumpen GmbH -50%

  (40)      Baker Quimica de Colombia S.A.                            Baker Hughes Incorporated - .2%
                                                                      Baker Hughes Oilfield Operations, Inc. - .1%
                                                                      Baker Performance Chemicals Incorporated - 99.7%

  (41)      Eimco-Wemco de Colombia S.A.                              Baker Hughes INTEQ Colombia Branch - 4.03%
                                                                      Baker Hughes International Branches, Inc. - .81%
                                                                      Baker Quimica de Colombia S.A. - .81%
                                                                      Centrilift Colombia Branch - .81%
                                                                      EVT Holdings, Inc. - 93.54%

  (42)      Baker RTC International Ltd.                              Baker Hughes (C.I.) Ltd. - 1%
                                                                      Hughes Tool (C.I.) Ltd. - 99%

  (43)      Baker Sand Control Servicios Tecnicos, Ltda.              Baker Hughes Incorporated - 1%
                                                                      Baker Hughes Oilfield Operations, Inc. - 99%

  (44)      Baker Transworld y Compania Limitada                      Baker Hughes International Branches, Inc. - 10%
                                                                      Baker Hughes Oilfield Operations, Inc. - 90%

  (45)      Christensen-Netzsch Rubber, Inc.                          Baker Hughes Oilfield Operations, Inc. - 50%
                                                                      Netzsch, Inc. - 50%

  (46)      Christensen Gulf Services Limited Liability Company       Baker Hughes Oilfield Operations, Inc. - 40%
                                                                      Oilfield Supply Centre Ltd. - 60%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (47)      ChuanShi Christensen Diamond Bit Company, Ltd.            Baker Hughes Oilfield Operations, Inc. - 50%
                                                                      Sichuan Petroleum Administration Bureau - 50%

  (48)      Exploration Logging Arabian Gulf Limited                  Baker Hughes Oilfield Operations, Inc. - 45%
                                                                      Sheikh Sulan Bin Khalid Al Qassini - 51%
                                                                      Contra Nominees Limited - .00145%

  (49)      Abunayyan-Hughes Tool S.A. Ltd. Co.                       Hughes Tool (C.I.) Ltd. - 50%
                                                                      Ibrahim Abunayyan Organization - 50%

  (50)      Reed Rock do Brazil Industrial Ltda.                      Baker Hughes Oilfield Operations, Inc. - 98.6%
                                                                      Non Baker Hughes ownership - 1.39%

  (51)      Servicios Y Herramientas Petroleras S.A. de C.V.          Series B Fixed Capital
                                                                      Baker Hughes Oilfield Operations, Inc. - 99%
                                                                      Baker Hughes Holding Company - 1%

                                                                      Series B Variable Capital
                                                                      Baker Hughes Oilfield Operations, Inc. - 100%

  (52)      Teleco Oilfield Services Sdn. Bhd.                        Baker Hughes Oilfield Operations, Inc. - 49%
                                                                      Non Baker Hughes ownership - 51%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (53)      Tri-State Oil Tool (M) Sdn. Bhd.                          Baker Hughes Oilfield Operations, Inc. - 55%
                                                                      Lawrence Phong - 10%
                                                                      John Arnold - less than 1%
                                                                      Datin Sharifah Zainak - 35%

  (54)      Baker Hughes INTEQ Sdn. Bhd.                              Baker Hughes Incorporated - 51%
                                                                      Sulaiman Haji Ahai - 49%

  (55)      Hughes Christensen South Africa (Proprietary) Limited     Baker Hughes World Trade, Inc. - 60%
                                                                      Baker Hughes South Africa (Proprietary) Limited - 40%

  (56)      Christensen Saudi Arabia Limited                          Baker Hughes Incorporated - 40%
                                                                      Olayan Financing Company - 60%

  (57)      Sharewell (Far East) Ltd.                                 Sharewell Inc. - 36%
                                                                      Sharewell Horizontal Systems, Inc. - 30%

  (58)      Sharewell Drilling Technologies, Inc.                     Sharewell Inc. - 36%
                                                                      Sharewell Horizontal Systems Ltd. - 30%

  (59)      Ecuatornia de Petroquimicos Petrolite S.A.                Baker Petrolite Corporation - 75%
                                                                      Non Baker Hughes ownership - 25%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21

FOOTNOTES            ENTITY                                                     ENTITY OWNERSHIP


  (60)      Luzzato & Figlio (France) S.A.                            AB Engineering, Inc. - .04%
                                                                      Baker Petrolite Corporation - .04%
                                                                      F. Laurent - .04%
                                                                      Petrolite Canada Inc. - .04%
                                                                      Petrolite France S.A. - 99.76%
                                                                      Petrolite Limited - .04%
                                                                      South America Petrolite Corporation - .04%

  (61)      Petrolite Saudi Arabia Limited                            Baker Petrolite Corporation - 74%
                                                                      Fahd Altobaishi Company - 26%

  (62)      Bareco Products                                           Petrolite Wax Partner Company - 50%
                                                                      Penzoil Wax Partner Company - 50%

  (63)      P.T. Petrolite Indonesia Pratama                          Baker Petrolite Corporation - 80%
                                                                      P. T. Usayana - 20%

  (64)      Petrolite de Mexico S.A. de C.V.                          South America Petrolite Corporation - 99%
                                                                      Petrolite International Corporation - 1%

  (65)      Toyo-Petrolite Company Ltd.                               Baker Petrolite Corporation - 50.01%
                                                                      Toyo Ink Manufacturing Co., Ltd. - 49.99%